Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

11. Income Taxes

Zentalis Pharmaceuticals, LLC is treated as a partnership for tax purposes, and thus, not subject to income taxes. It is the responsibility of the LLC members to report their proportion share of any taxable income or loss generated by Zentalis Pharmaceuticals, LLC to the appropriate taxing authorities and pay the associated taxes, if any. With respect to our consolidated subsidiaries and variable interest entity, these entities are treated as corporations for tax purposes and are subject to income taxes which have been included in the consolidated financial statements. All pre-tax losses have been incurred in the United States.

The following table presents the current and deferred income tax provision (benefit) for federal and state income taxes (in thousands):

	2018	2019
Current tax provision:
Federal	$—	$—
State	4	15

Total current tax provision	4	15
Deferred tax provision:
Federal	—	—
State	—	—

Total deferred tax provision	—	—
Total provision for income taxes:	$4	$15

A reconciliation of the expected tax computed at the U.S. statutory federal income tax rate to the total provision for income taxes at December 31 follows (in thousands):

	2018		2019
Expected tax at 21%	$(4,921)	21.0%	$(9,730)	21.0%
State income tax, net of federal tax	(1,581)	6.8%	(3,167)	6.8%
Limited liability company loss	8	-0.1%	4	-0.0%
Non-deductible expenses	187	-0.8%	164	-0.3%
Research credits	(1,145)	4.9%	(1,424)	3.1%
Other	191	-0.8%	(2)	0.0%
Change in valuation allowance	7,265	-31.0%	14,170	-30.6%

Provision for income taxes	$4	0.0%	$15	0.0%

Deferred income taxes as of the following period reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Significant components of our net deferred tax asset or liability at December 31, 2018 and 2019 are as follows (in thousands):

	2018	2019
Deferred tax assets
Net operating loss	$12,425	$25,053
Compensation	13	148
Deferred rent	5	—
ASC 842 lease liability	—	693
State tax	1	1
Research credits	2,079	3,503

Total gross deferred tax assets	14,523	29,398
Valuation allowance	(14,477)	(28,647)

Net deferred tax assets	46	751

Deferred tax liabilities
Depreciable assets	(46)	(97)
ASC 842 right of use asset	—	(654)
In-process research and development	(2,463)	(2,463)

Deferred tax liabilities	(2,509)	(3,214)

Net deferred tax liabilities	$(2,463)	$(2,463)

Realization of a portion of our deferred tax assets is dependent upon our generating sufficient taxable income in future years to obtain benefit from the reversal of temporary differences. Management considered all available evidence under existing tax law and anticipated expiration of tax statutes and determined that a valuation allowance of $28.6 million and $14.5 million was required as of December 31, 2019 and 2018, for those deferred tax assets that are not expected to provide future tax benefits.

The acquisition of Kalyra (see footnotes 2 and 3) resulted in an allocation of the purchase price to In-process Research and Development (IPR&D). Intangible assets acquired in a business combination that are used for IPR&D activities are considered indefinite lived until the completion or abandonment of the associated research and development efforts. As a result of being treated as an indefinite lived asset, the deferred tax liability is not considered to be a future source of taxable income for purposes of determining the Company’s realizability of definite lived deferred tax assets and the amount of the valuation allowance to record. We have adopted an accounting policy to not consider indefinite lived deferred tax liabilities as a future source of taxable income with respect to determining the realizability of indefinite lived deferred tax assets and the amount of valuation allowance recorded against the deferred asset related to the federal net operating losses generated beginning January 1, 2018 and the California R&D tax credits, which do not expire.

At December 31, 2018 and 2019, we have available net operating loss carryforwards of approximately $44.1 million and $89.2 million, respectively for the federal income tax purposes, of which $68.2 million were generated after 2017 and can be carried forward indefinitely under the Tax Cuts and Jobs Act. The remaining federal net operating loss of $21.0 million, which were generated prior to 2018, will start to expire in 2033 if not utilized.

At December 31, 2018 and 2019, the net operating losses for state purposes are $45.4 million and $90.4 million, respectively and will begin to expire in 2033 if not utilized.

At December 31, 2018, we have federal and state income tax credit carryforwards, net of reserves, of approximately $1.3 million and $0.9 million, respectively. At December 31, 2019, we have federal and state income tax credit carryforwards, net of reserves, of approximately $2.3 million and $1.4 million, respectively. The federal credit carryforwards begin to expire in 2033. The state credit carryforwards do not expire.

We have not completed a study to determine whether an ownership change per the provisions of Section 382 of the Internal Revenue Code of 1986, as amended, as well as similar state provisions, has occurred. Utilization of our net operating loss and income tax credit carryforwards may be subject to a substantial annual limitation due to ownership changes that may have occurred or that could occur in the future. These ownership changes may limit the amount of the net operating loss and income tax credit carryover that can be utilized annually to offset future taxable income. In general, an “ownership change” as defined by Section 382 of the Code results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50 percentage points of the outstanding stock of a company by certain stockholders.

Uncertain Tax Positions

In accordance with authoritative guidance, the impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained.

The following table reconciles the beginning and ending amount of unrecognized tax benefits for the year ended December 31, 2018 and 2019 (in thousands):

	2018	2019
Gross unrecognized tax benefits at the beginning of the year	$325	$741
Additions from tax positions taken in the current year	416	383

Gross unrecognized tax benefits at end of the year	$741	$1,124

Of the total unrecognized tax benefits at December 31, 2018 and 2019, no amount will impact our effective tax rate due to the Company’s full valuation allowance. We do not anticipate that there will be a substantial change in unrecognized tax benefits within the next 12 months.

We recognize interest and penalties related to unrecognized tax positions within the income tax expense line in the accompanying consolidated statements of operations. There were no accrued interest and penalties associated with uncertain tax positions as of December 31, 2018 or December 31, 2019.

We and our subsidiaries are subject to U.S. federal and state income tax, and in the normal course of business, its income tax returns are subject to examination by the relevant taxing authorities. As of December 31, 2019, the 2016—2019 tax years remain subject to examination in the U.S. federal tax and various state tax jurisdictions. However, to the extent allowed by law, the taxing authorities may have the right to examine the period from 2013 through 2019 where net operating losses and income tax credits were generated and carried forward and make adjustments to the amount of the net operating loss and income tax credit carryforward amount. We are not currently under examination by federal or state jurisdictions.